DIAMOND HILL FUNDS

Diamond Hill Corporate Credit Fund
Diamond Hill High Yield Fund
(All Share Classes)

Supplement dated March 5, 2021
to the Prospectus, Summary Prospectus and Statement of Additional Information
dated February 28, 2021

A Special meeting of Shareholders of Diamond Hill Corporate Credit Fund and Diamond Hill High Yield Fund (each a “Fund” and collectively the “Funds”) is expected to be called on June 11, 2021, at 10:00 a.m. Eastern Time, to approve Agreements and Plans of Reorganization (each a “Plan” and collectively the “Plans”), which provide for the acquisition of all the assets and liabilities of the Diamond Hill Corporate Credit Fund by the BrandywineGLOBAL—Corporate Credit Fund in exchange for shares of beneficial interest of the BrandywineGLOBAL—Corporate Credit Fund and for the acquisition of all the assets and liabilities of the Diamond Hill High Yield Fund by the BrandywineGLOBAL—High Yield Fund in exchange for shares of beneficial interest of the BrandywineGLOBAL—High Yield Fund. Each acquiring fund is a series of Legg Mason Partners Equity Trust.

On February 3, 2021, Diamond Hill Investment Group, Inc. announced that Diamond Hill Capital Management, Inc. ("Diamond Hill" or “Adviser”), its independent active asset manager subsidiary, had entered into a definitive agreement to enable Brandywine Global Investment Management, LLC (“Brandywine Global”), a specialist investment manager and subsidiary of Franklin Resources, Inc., to acquire the business of Diamond Hill’s high yield-focused High Yield and Corporate Credit Funds. The transaction is expected to close in the third quarter of 2021, subject to customary closing conditions, including fund shareholder approval. Portfolio managers John McClain, CFA, and Bill Zox, CFA, will join Brandywine Global as part of the transaction.
No sales loads, commissions, or other similar fee will be charged in connection with the fund reorganizations. Neither fund will bear any costs of the reorganizations. The costs of the fund reorganizations will be borne by Diamond Hill, Brandywine Global or their affiliates.

    The Diamond Hill Corporate Credit Fund and the Diamond Hill High Yield Fund will as soon as practicable prior to the closing date of the reorganizations, declare and pay to the shareholders of record of each respective fund, one or more dividends so that each will have distributed substantially all of the sum of (i) its investment company taxable income and (ii) its net tax-exempt income, if any.
Only shareholders of record as of the close of business on March 31, 2021 are entitled to notice of, and to vote at, the Special Meeting. The Proxy Statement/Prospectus, Notice of Special Meeting, and the proxy card are first being mailed to shareholders on or about April 13, 2021.

    If shareholders of both funds approve the Plans, the reorganization is expected to occur on or about July 30, 2021, or such other date as the parties may agree. If shareholders of either fund do not approve the Plan for that fund, neither fund reorganization will occur, you will remain a shareholder of your fund, and the Adviser will consider whether to recommend an alternative plan to the Board of Trustees of Diamond Hill Funds.

    This document is not an offer to sell shares of either the BrandywineGLOBAL—Corporate Credit Fund or the BrandywineGLOBAL—High Yield Fund, nor is it a solicitation of an offer to buy any such shares or of any proxy.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE